EXHIBIT 24.2
                                                                ______________

                         INDEPENDENT AUDITOR'S CONSENT
                         _____________________________

We consent to the incorporation by reference in this Registration Statement of LNR Property Corporation on Form S-8 of our report dated February 3, 1998, February 18, 1998, as to Note 16, appearing in the Annual Report on Form 10-K, of LNR Property Corporation for the year ended November 30, 1997.




/s/ Deloitte & Touche LLP
Miami, Florida


August 31, 1998